Virtus Bond Fund and Virtus High Yield Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 7, 2012 to the Prospectus

dated January 31, 2012, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective January 2, 2013, the Virtus Bond Fund and Virtus High Yield Fund will each change its dividend frequency to monthly (declared daily). Accordingly, the table under the heading “Tax Status of Distributions” on page 184 of the funds’ statutory prospectus will be revised to indicate that Virtus Bond Fund and Virtus High Yield Fund will each make distributions from net investment income monthly (declared daily).

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020 BF&HYFDIV (12/2012)